UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2018

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)     On April 17, 2018, the Company issued a press release announcing the appointment of John Fieldly as Chief Executive Officer and interim CFO.

A copy of the Company’s press release dated April 17, 2018 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(b)     On April 16, 2018, the Company entered into an employment agreement (the “Employment Agreement”) with John Fieldly in connection with Mr. Fieldly’s appointment as Chief Executive Officer of the Company. The initial term of the Employment Agreement is through December 31, 2020. The Employment Agreement provides for a base annual salary of $410,000, eligibility for performance-based incentive bonuses, pursuant to such criteria as may be established by our compensation committee and the grant of options to Mr. Fieldly under our 2015 Incentive Stock Plan to purchase 300,000 shares of our common stock. The Employment Agreement provides for severance payments equal to (i) the annual base salary and a pro rata performance bonus for the number of months remaining in the term (up to a maximum of 6 months) in the event of termination upon death; (ii) twelve months’ salary in the event of termination other than for “cause” (as defined therein); and (b) a “golden parachute” payment in an amount equal to twice the total compensation (including performance bonus, if any) for the two prior calendar years in the event of termination without “cause” following a “change in control” (as defined therein). The Employment Agreement contains customary confidentiality and non-competition provisions.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the copy of the Employment Agreement filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
10.1	Employment Agreement dated April 16, 2018 between the Company and John Fieldly

99.1	Press Release dated April 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: April 20, 2018	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer; Interim Chief Financial Officer